SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                          Date of Report
       (Date of earliest event reported):    March 6, 2000



              INTERNATIONAL MULTIFOODS CORPORATION
     (Exact name of registrant as specified in its charter)




       Delaware              1-6699          41-0871880
  (State or other         (Commission     (I.R.S. Employer
   jurisdiction)           File Number)   Identification No.)
  of incorporation)




  200 East Lake Street, Wayzata, Minnesota         55391
  (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number,
  including area code:   (612) 594-3300



                          Not applicable
                 (Former name or former address,
                  if changed since last report)


  Item 8.  Change in Fiscal Year.


       On March 6, 2000, International Multifoods Corporation changed its fiscal year-end from the last day of February to the Saturday nearest to the last day of February in each year, beginning with the fiscal year ending March 3, 2001.
  A report covering a transition period is not required.




                          SIGNATURE

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERNATIONAL MULTIFOODS CORPORATION



  Date:  March 8, 2000   By /s/ John E. Byom
                            John E. Byom
                            Vice President, Finance and
                            Chief Financial Officer